EXHIBIT 31.2
                                 CERTIFICATIONS
                           PRINCIPAL FINANCIAL OFFICER


I, Randal B. McDonald, Jr., certify that:

1.   I have reviewed this annual report on Form 10-KSB of VTEX Energy, Inc.;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and we have:

     a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this annual report based on such evaluation; and

     c) disclosed in this annual report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

     a) all significant deficiencies in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


Date: August 15, 2005              /s/ Randal B. McDonald, Jr.
                                   --------------------------------------------
                                       Chief Financial Officer





                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                    (SUBSECTIONS (A) AND (B) OF SECTION 1350,
                   CHAPTER 63 OF TITLE 18, UNITED STATES CODE)


     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Stephen
F. Noser, President and Chief Executive Officer of VTEX Energy, Inc., a Nevada corporation (the "Company"), hereby certify, to my knowledge, that:

     (1)  the  Company's  Annual  Report on Form 10-KSB for the year ended April
          30,  2005 (the  "Report")  fully  complies  with the  requirements  of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 15, 2005            /s/ Stephen F. Noser
                                  ---------------------------------------------
                                      Name: Stephen F. Noser
                                      President and Chief Executive Officer


The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to VTEX Energy, Inc. and will be retained by VTEX Energy, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                    (SUBSECTIONS (A) AND (B) OF SECTION 1350,
                   CHAPTER 63 OF TITLE 18, UNITED STATES CODE)


     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Randal
B. McDonald, Jr., Chief Financial Officer of VTEX Energy, Inc., a Nevada corporation (the "Company"), hereby certify, to my knowledge, that:

     (1)  the  Company's  Annual  Report on Form 10-KSB for the year ended April
          30,  2005 (the  "Report")  fully  complies  with the  requirements  of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 15, 2005             /s/ Randal B. McDonald, Jr.
                                   -------------------------------------------
                                       Name: Randal B. McDonald, Jr.
                                       Chief Financial Officer


The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to VTEX Energy, Inc. and will be retained by VTEX Energy, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.